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                                                                    EXHIBIT 10.7

Subcontractor Agreement                                        Statement of Work
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Fixed Bid Contract for PM/IQ base integration module

Scope of Services, Charges, and other applicable terms

This Statement of Work to the IBM Subcontractor Agreement between IBM and International CompuTex, Inc. (ICI) is for the development of the PM/IQ base integration module.

                   "SEE ATTACHED STATEMENT OF WORK DOCUMENT"

Actual Start Date:
Estimated End Date:

Each of us agrees that the complete agreement between us about this transaction consists of 1) this Statement of Work and 2) the IBM Subcontractor Agreement (or any equivalent agreement signed by both of us) and its applicable Attachments and Transaction Documents.

Agreed to: International CompuTex, Inc.        Agreed to: International Business
                                                          Machines


By /s/ C.J. Giarratana                         By /s/ Thomas J. Rider, Jr.
  -------------------------                      -------------------------------
Authorized Signature                           Authorized Signature

Name (type or print):                          Name (type or print):

C. J. Giarratana                               Thomas J. Rider, Jr.

Date:                                          Date:

12-23-97                                       1-7-98

Subcontractor Address:                         Statement of Work Number:
International Computex, Inc.
5500 Interstate North Parkway, Suite 507       IBM P.O. Number:
Atlanta, GA  30328-4662
Phone/Fax (770) 953-1464/(770) 953-1574        IBM Corporation
                                               8501 IBM Drive
                                               Charlotte, NC  28262

IBM customer contact name/telephone:  Tom Rider (704) 594-1428
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1.       Statement of Work

This Statement of Work defines the scope of work and associated deliverables with respect to the development of a base integration module between ICI ItemQuest(TM) and IBM ProductManager(TM) (PM/IQ base integration module). This module is separate and distinct from ItemQuest. This work will be performed by ICI under the terms and conditions of the IBM Subcontractor Agreement #N670701 between IBM and ICI. When a conflict in terms exists between agreements, the terms of this Statement of Work will apply.

1.1      Project Scope

The scope of this project is for the development, test, documentation and packaging of the PM/IQ base integration module code. This work is to include the following activities:

1.       Requirements definition as agreed to by the parties involved.
2. Integration architecture and design as agreed to by the parties involved.
3.       Code and testing based on requirements as determined by ICI.
4.       Documentation as determined by ICI.
5.       Defect support as defined in section 1.3.5.


1.2      Key Assumptions

This Statement of Work and ICI's estimates to perform this Statement of Work are based on the following "Key Assumptions":

1. PM/IQ base integration module will be supported by ICI on AIX and Solaris. Other platforms may be supported as required and agreed to by both parties.
2. ICI will keep current with ProductManager releases and snaps using the IBM provided relcon tool.
3. The PM/IQ base integration module is a "Material" as that term is defined in the IBM Subcontractor Agreement.
4. PM/IQ base integration module will be year 2000 compliant to the extent ProductManager complies. ProductManager's definition of "year 2000 compliant" is that the customizations are capable of correctly processing, providing and/or receiving date data within and between the 20th and 21st centuries.
5. Development and support services will be provided from ICI's facilities in Charlotte, NC and/or Atlanta, GA.
6 IBM will name and market the PM/IQ base integration module as an IBM ProductManager Solution offering.
7. ICI does not relinquish its right or ability to make the PM/IQ base integration module available to customers independent of IBM. In the event ICI contract with a customer to provide this solution independent of IBM's involvement in the account, ICI will pay IBM a one time services fee of $5,000 per customer. For the purpose of this item 7, "customer" shall mean an entity and its majority owned subsidiaries.
8. Extensions or enhancements to the PM/IQ base integration module generated by customers or IBM that are to become part of the standard PM/IQ base integration module will be evaluated and developed solely by ICI as determined by ICI. IBM may satisfy customer unique requirements resulting in derivative works.
9. IBM, at their discretion, will inform ICI of product plans that may impact the PM/IQ base integration module including but not limited to Beta access to future releases. This information will be accepted by ICI as IBM "Information" under the terms of the Agreement or Exchange of Confidential Information currently in place between IBM and ICI.
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1.3      ICI Responsibilities


1.3.1    Requirements Definition

Description:        Develop functional requirements for PM/IQ base integration module based upon ICI's knowledge of PDM implementations and customer input.

Completion:         This task will be complete when the requirements document
                    has been completed.

Deliverable:        Requirements document.


1.3.2      Development of PM/IQ Base Integration Module

Description: Utilizing ProductManager's Application Customization Environment
(ACE), which will be provided free of charge to ICI, generate agreed upon customizations including screens, application, database and I/O logic. This task includes unit, function, and system testing of customizations.

Completion:         This task will be complete when system test has been
                    completed.

Deliverable:        None.


1.3.3      Packaging of PM/IQ Base Integration Module

Description:        Develop installation instructions, system requirements and dependencies, and customization delivery vehicle.

Completion:         This task will be considered complete when all documentation has been completed.

Deliverable:        Appropriate user documentation.


1.3.4      Installation and Demonstration

Description:        Install PM/IQ base integration module and a demonstration
version of ItemQuest for the purpose of training. This effort is not to exceed two days (not including travel) at IBM's Charlotte facility.


Completion:         This task will be considered complete at the conclusion of this 2-day effort.

Deliverable:        Installation documentation and appropriate training
material.
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1.3.5      Defect Support

Description:        Provide on-going defect support for the PM/IQ base
integration module code. Severity level definition for the purpose of identifying the criticality of defects and the correction response is as follows:

Severity - 1:       Functional defect in the customization code that inhibits
                    pilot run/production.
Severity - 2:       Defects found in customization code which has to be
                    substituted through workarounds.
Severity - 3:       Cosmetic defects found in customization code.
Severity - 4:       Trivial problems found in the customization code.

Completion:         On-going.

Deliverable:        Phone support as described above.

1.3.6      Maintenance and Future Releases

Description:        As they become generally available, ICI will provide
maintenance releases and future function releases to IBM.

Completion:         On-going.

Deliverable:        Extracts for maintenance and future releases.

1.3.7      Marketing Support

Description:        Provide the necessary technical and functional product
information as input to the development of a marketing plan and collateral material.

Completion:         On-going.

Deliverable:        Technical and functional product documentation which meet
the requirements above.

1.4        IBM Responsibilities

1.4.1      PM/IQ Base Integration Module Sales and Marketing

Description:        IBM will sell and market the PM/IQ base integration module as a solutions offering. Services required for this implementation may be offered using IBM personnel, ICI personnel, or a third party that has been approved by ICI.

Completion:         On-going.

Deliverable:        Marketing plan and collateral material to support sales
efforts.

1.5        Charges

Travel and Living expenses incurred by ICI to support this Statement of Work will be charged as actuals to IBM. There will be no charge to IBM for the licensing rights described in this SOW.